                           SCHEDULE 14A (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                         International Electronics, Inc.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

    5) Total fee paid:

-------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

-------------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
    3) Filing Party:

-------------------------------------------------------------------------------
    4) Date Filed:

-------------------------------------------------------------------------------

                         INTERNATIONAL ELECTRONICS, INC.
                               427 Turnpike Street
                           Canton, Massachusetts 02021


                   ------------------------------------------

                    Notice of Special Meeting in Lieu of the
                         Annual Meeting of Shareholders

                   ------------------------------------------

        Notice is hereby given that a Special Meeting in Lieu of the Annual Meeting of Shareholders of International Electronics, Inc., a Massachusetts corporation (the "Company") will be held at the offices of Cohan Rasnick Myerson LLP at One State Street, Boston, Massachusetts at 2:00 p.m., local time, on Wednesday, April 2, 2003, for the following purposes:

     1. To elect two Class III Directors to serve for three years and until each of their successors is chosen and qualified.

     2. To transact such other business as may come before the meeting.

        Only shareholders of record at the close of business on February 7, 2003 are entitled to notice of and to vote at the meeting.

        Please complete, sign, and date the enclosed proxy, and mail it as promptly as possible in the enclosed self-addressed envelope. If you attend the meeting and desire to vote in person, the proxy will not be used.


                                             By order of the Board of Directors,



                                             Peter Myerson, Clerk

Canton, Massachusetts
February 21, 2003

                         INTERNATIONAL ELECTRONICS, INC.
                               427 Turnpike Street
                           Canton, Massachusetts 02021

                         -------------------------------

                                 Proxy Statement

                         -------------------------------

        The accompanying proxy is solicited by the Board of Directors of International Electronics, Inc., a Massachusetts corporation ("IEI") for use at a Special Meeting in Lieu of the Annual Meeting of Shareholders to be held April 2, 2003.

                               PROXY SOLICITATION

     Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to the meeting by written notice given to the Clerk of IEI. No dissenter to any action proposed will have any right to appraisal as a result of voting against a proposed action. The cost of this solicitation shall be borne by IEI. Solicitation of the Proxies by telephone or in person may be made by IEI's Directors, Officers or other employees, but any such solicitations will be carried on during working hours and for no additional cost, other than the time expended and telephone charges in making such solicitations. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to shareholders is February 21, 2003.

                       INFORMATION AS TO VOTING SECURITIES

     Each outstanding share of IEI's common stock, $0.01 par value per share, is entitled to one vote. Only shareholders of record at the close of business on February 7, 2003 will be entitled to vote at the meeting. On that date, there were 1,608,731 shares of common stock of IEI outstanding.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     Set forth below is information concerning ownership of IEI's $0.01 common stock as of January 31, 2003, (i) by all persons known by IEI to own beneficially 5% or more of the outstanding common stock, (ii) by each director and Named Executive Officer of IEI and (iii) by all directors and executive officers as a group.

                                                                   Number of Shares          Percent of
                                                                    And Nature of           Common Stock
Name and Address of Beneficial Owner                           Beneficial Ownership (1)         Owned
------------------------------------                           ---------------------            -----
Executive Officers and Directors:

         John Waldstein                                                  282,380 (2)           16.3%
         c/o International Electronics, Inc.
         427 Turnpike Street
         Canton, Massachusetts

         Steven Tannenbaum                                               239,927 (3)           14.9%
         C/o Greenwood Investments, Inc.
         68 Harvard Street, 3/rd/ Floor
         Brookline, Massachusetts

                                                                   Number of Shares          Percent of
                                                                    And Nature of           Common Stock
Name and Address of Beneficial Owner                           Beneficial Ownership (1)         Owned
------------------------------------                           ---------------------            -----
Executive Officers and Directors:

         Heath Paley                                                      44,852 (4)            2.8%
         c/o International Electronics, Inc.
         427 Turnpike Street
         Canton, Massachusetts

         Christopher Hentschel                                            32,218 (5)            2.0%
         c/o International Electronics, Inc.
         427 Turnpike Street
         Canton, Massachusetts

         Diane Balcom                                                     19,012 (6)            1.2%
         1403 Sharps Hill Road
         Pittsburgh, Pennsylvania

         All directors and executive officers
         as a group (5 persons)                                          618,389 (7)           34.8%

5% Shareholder:

         Warren Paley                                                    217,268               13.5%
         3 Mill Street
         New Baltimore, New York

(1) Except as otherwise indicated below, the named owner has sole voting and investment power with respect to the shares set forth. No arrangements are known to IEI, which may result in a change in control. The number of shares shown does include shares which may be acquired through the exercise of options and warrants, which are exercisable currently or within sixty (60) days after January 31, 2003.

(2) Includes vested options and warrants to purchase an aggregate 126,375 shares of IEI's common stock granted at prices ranging from $0.74- $2.12 per share. Includes 6,234 shares of common stock held by Mr. Waldstein's wife. Mr. Waldstein disclaims beneficial ownership of these shares.

(3) Includes 181,977 shares of common stock held by Greenwood Capital Limited Partnership ("GCLP"). Mr. Tannenbaum serves as the president, sole stockholder and sole director of Greenwood Investments, Inc., which is the sole general partner of GCLP and has sole voting and investment power with respect to such shares. With respect to the remaining 57,950 shares of common stock, Mr. Tannenbaum holds such shares jointly with his wife and has shared voting and investment power.

(4) Includes vested options to purchase an aggregate 14,500 shares of IEI's common stock granted at prices ranging from $0.81-$2.81 per share.

(5) Includes vested options to purchase an aggregate 17,250 shares of IEI's common stock at prices ranging from $0.81-$2.54 per share. Includes 1,634 shares of common stock held by Mr. Hentschel's wife. Mr. Hentschel disclaims beneficial ownership of these shares.

(6) Includes vested options to purchase an aggregate 10,500 shares of IEI's common stock at prices ranging from $0.88-$2.81 per share.

(7) Includes vested options and warrants to purchase an aggregate 168,625 shares of IEI's common stock granted at prices ranging from $0.74-$2.81 per share.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Shares represented by proxies in the enclosed form, unless the proxies otherwise direct, will be voted as follows: to elect John Waldstein and Steven Tannenbaum each to a three-year term as Class III Directors to IEI's Board of Directors and until their respective successor is chosen and qualified.

     The following table sets forth the name and age of each executive officer, director and nominee of IEI. The narrative following the table describes the principal employment of each executive officer, director and nominee. For each person presently serving as director, the table sets forth the date on which he/she was first elected director.


                                                                                           Year
                                        Position with                   Director       Current Term     Class of
Name                          Age       the Company                       Since         Will Expire     Director
----                          ---       -----------                       -----         -----------     --------
John Waldstein                49        President, Chief Executive         1982             2003           III
                                        Officer, Treasurer, Chief
                                        Financial Officer, Chairman
                                        of the Board, and a Director

Diane Balcom                  60        Director                           1989             2005            II

Heath Paley                   54        Director                           1990             2004             I

Steven Tannenbaum             42        Director                           2002             2003           III

Christopher Hentschel         58        Vice President of Engineering         -                -             -

     Directors of IEI hold office on the following basis and thereafter until their successors are chosen and qualified. Class I Directors will serve in office for a three-year term beginning March 29, 2001. Class II Directors will serve in office for a three-year term beginning March 26, 2002. Class III Directors will serve in office until this annual meeting on April 2, 2003, and if elected thereafter will serve for three-year terms. The officers of IEI hold office until their successors are chosen and qualified. The following is a summary of the background of those individuals listed in the above table.

     John Waldstein has been employed by IEI since 1978, has been Treasurer since March 1982, was Vice President between January 1983 and May 1988, Chief Financial Officer since February 1988, Chief Operating Officer from February 1988 to May 1988, President and Chief Executive Officer since May 1988, and Chairman of the Board since November 1990. Mr. Waldstein is a graduate of Harvard College. See "Executive Compensation."

     Diane Balcom became a member of the Board of Directors in 1989. Since June 2002, Ms. Balcom has served as Director of Development of Achieva, a non-profit agency providing services for people with disabilities and their family members. From February 2001 to June 2002, Ms. Balcom served as an independent consultant to a variety of non-profit organizations in southwestern Pennsylvania. From October 1998 to February 2001, Ms. Balcom served as the Executive Director of the Pittsburgh Mercy Foundation. From September 1997 to September 1998, she held the position of Director of Development for Children's Hospital of Pittsburgh. From August 1994 to August 1997, Ms. Balcom was the Chapter Director of the Juvenile Diabetes Foundation of Western Pennsylvania. She has been an adviser to IEI on corporate and financial matters since 1985. From January 1989 to August 1994, Ms. Balcom operated a consulting practice, which provided services related to private and public financing for small and medium-sized companies. From March 1987 to January 1989, she served as Vice President and Chief Financial Officer for Environmental Diagnostics, Inc., a publicly held company. Prior to that, Ms. Balcom held various senior management positions in Corporate Finance and Research for 13 years with brokerage firms on the West Coast.

     Heath Paley became a member of the Board of Directors in 1990. Since March 1997, Mr. Paley has served as President of Comorant, Inc., a manufacturer and retailer of glass wind chimes marketed under the name Goose Rock Designs. Since May 1996, Mr. Paley has also been a self-employed computer consultant. He had been IEI's Director of Management Information Systems from

September 1994 until May 1996 and was IEI's Chief Operating Officer and Executive Vice President from June 1990 to August 1994. From 1983 to June 1990, Mr. Paley was President and a founder of Ecco Industries, Inc. From 1980 to 1983, he was President of the Maine Woods Shoe Division of Bennett Industries. Heath Paley is the son of Warren Paley. See "Security Ownership of Certain Beneficial Owners and Management".

     Steven Tannenbaum became a member of the Board of Directors in March 2002. Since 1993, Mr. Tannenbaum has been the President of Greenwood Investments, Inc., which serves as the general partner of Greenwood Capital Limited Partnership and other partnerships engaged in investment and real estate development.

     Christopher Hentschel was appointed IEI's Vice President of Engineering in March 1995 and had previously been Chief Engineer since 1989. Before joining IEI, Mr. Hentschel was a founder and Vice President of Engineering of Guard Aware, Inc. Mr. Hentschel is a graduate of Wentworth Institute. See "Executive Compensation".

     Kenneth Moyes resigned from IEI's Board of Directors in August 2002.

     During the fiscal year ending August 31, 2002, the Board of Directors held six meetings (including regularly scheduled and special meetings).

     The Board of Directors has an Audit Committee. The Audit Committee is comprised of Diane Balcom, Heath Paley and Steven Tannenbaum, the majority of whom are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"). The Audit Committee reviews the professional services provided by IEI's independent accountants, the independence of such accountants from IEI's management, IEI's annual and quarterly financial statements and IEI's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to its accounting, auditing and financial reporting practices as it may find appropriate or may be brought to its attention. The Audit Committee operates pursuant to a written charter (the "Audit Committee Charter"), which was revised by the Board of Directors in light of the additional responsibilities resulting from the recently enacted Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). A copy of the revised charter may be found on IEI's web site at www.ieib.com and is attached to this proxy statement as Appendix A. The Board of Directors is in the process of reviewing the additional responsibilities of the Audit Committee resulting from the Sarbanes-Oxley Act and will reassess the adequacy of the Audit Committee Charter following the final adoption of the new corporate governance standards currently proposed by the NASD and the new rules regarding audit committee compensation and responsibility contemplated by the Sarbanes-Oxley Act. In November 2002, the Audit Committee approved the adoption of a Policy on Reporting and Investigating Complaints relating to Corporate Reporting and Disclosure, Accounting and Auditing Controls and Procedures, and Securities Compliance pertaining to Fraud against Shareholders. The Audit Committee, during the year ended August 31, 2002, held four meetings. For additional information concerning the Audit Committee, see "Independent Auditors - Report of the Audit Committee".

     IEI's Compensation Committee of the Board of Directors is comprised of Diane Balcom, Heath Paley and Steven Tannenbaum. The Compensation Committee is responsible for evaluating and approving the compensation arrangements for each of IEI's executive officers, including the granting of options to purchase shares of common stock under IEI's stock option plans. The Compensation Committee, during the year ended August 31, 2002, held two meetings. IEI has no nominating committee.

     The Board of Directors recommends that shareholders vote FOR the election of John Waldstein and Steven Tannenbaum as Class III Directors on the Board of Directors to serve for a three-year term and until each of their successors is chosen and qualified.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for each of the last three fiscal years ended August 31, 2002, of IEI's President and Chief Executive Officer, and two other executive officers of IEI who received at least $100,000 of compensation during any of these years (the "Named Executive Officers"):

                           Summary Compensation Table

                                                                       Long-Term
                                   Annual Compensation (2)           Compensation
                            -------------------------------------    ------------
                                                   Commission/
                                                   -----------         Options         All Other
Name                        Year     Salary         Bonus (3)          (Shares)     Compensation(1)
----                        ----     ------         ---------          --------     ---------------
John Waldstein              2002    $164,592          $50,000                -          $16,632
President and               2001     155,536            9,091            7,000           15,656
Chief Executive Officer     2000     145,217           50,000           12,500           16,234

James Brierley, Jr. (4)     2002     125,000            6,500                -                -
Vice President of           2001     124,885                -                -                -
Sales and Marketing         2000     120,065            9,500            5,000                -

Christopher Hentschel       2002     124,384           12,600                -                -
Vice President of           2001     116,550                -                -                -
Engineering                 2000     105,196            6,000            5,000                -

(1) Represents the cost of a split dollar whole life insurance policy with a face value of $1,005,000, a term insurance policy with a face value of $1,000,000 and a long-term disability policy. IEI is a beneficiary of the whole life insurance policy to the extent of all premiums paid upon the death of John Waldstein. Mr. Waldstein may purchase the whole life insurance policy upon termination of his employment for the cash surrender value as of August 31, 2001.

(2)  Does not include perquisites, which do not exceed 10% of annual salary.

(3) Amount represents commissions and/or bonus earned during the applicable year.

(4)  Mr. Brierley resigned his position on October 31, 2002.

     IEI's Board of Directors, commencing in fiscal 1993, established an annual bonus plan for officers and certain key employees. The available funds for the plan shall be up to five percent of income before taxes. The final amount and subsequent distribution to employees and officers shall be determined by IEI's Compensation Committee.

Options Granted During Fiscal 2002

     There were no options granted to any of the Named Executive Officers during the fiscal year ended August 31, 2002.

Compensation on Involuntary Termination

     John Waldstein has an employment contract with IEI which provides for certain compensation to be paid to him if he is discharged by IEI without cause, as defined, before the end of the term of his contract. Mr. Waldstein has a continuous three-year employment contract with a current minimum annual salary of approximately $167,000, subject to adjustment for inflation, plus an annual minimum bonus of $50,000 payable upon the achievement of specified goals and objectives. The salary and bonus of Mr. Waldstein is subject to performance reviews and annual adjustment as determined by IEI's Compensation Committee.

     If the employment of Mr. Waldstein is terminated by IEI without cause, including the election of a slate of board of director members not approved by Mr. Waldstein or a change in status as a result of an acquisition, merger or sale of assets (an "Acquisition"), IEI is obligated to pay at such termination an amount equal to his total salary and benefits to the conclusion of the contract period. In the event of an Acquisition of IEI, Mr. Waldstein's base salary shall increase to a minimum annual salary of $175,000, based on future adjustments for inflation. As of November 1, 2002, John Waldstein's base salary to the conclusion of his contract period is approximately $501,000, plus future cost of living adjustments.

     After an Acquisition of IEI, provided Mr. Waldstein continues his employment for at least a six-month period, and he subsequently voluntarily resigns, he shall be paid severance of one year's compensation and benefits. For each additional six months that he works thereafter, in the event Mr. Waldstein subsequently voluntarily resigns, he shall be paid severance of an additional six months compensation and benefits provided any such severance payments shall not exceed three years of compensation.

     In addition to the foregoing, IEI also has employment letters with certain key management (including Mr. Hentschel) that require salary and benefit continuation for a one year period in the event of a termination of such employment as a result of an Acquisition. As of August 31, 2002, the annual salaries of such management personnel represent an aggregate of approximately $440,000.

Year End Option Table

     The following table sets forth the number and value of unexercised options held as of August 31, 2002 by the Named Executive Officers:

                   Aggregated Option Exercises In Last Fiscal
                     Year and Fiscal Year End Option Values

                                                                                         Value of Unexercised
                                                        Number of Unexercised           In-the-Money Options at
                          Shares                    Options at End of Fiscal 2002       End of Fiscal 2002 (1)
                        Acquired on      Value      -----------------------------       ---------------------
Name                     Exercise    Realized (3)    Exercisable Unexercisable        Exercisable Unexercisable
----                     --------    ------------    ----------- -------------        -------------------------
John Waldstein (2)        11,667        $27,709         122,125       18,875             $246,451    $32,419
James Brierley, Jr. (4)        -              -          32,500        2,500               58,450      1,850
Christopher Hentschel     13,334         23,768          16,000        3,333               28,240      3,217

(1) Difference between the fair market value of the underlying common stock on November 4, 2002 and the exercise price.

(2) Includes warrants to purchase an aggregate of 35,000 shares of common stock. See Note 9 to the Consolidated Financial Statements.

(3) Difference between fair market value of the underlying common stock on the date of exercise and the exercise price, multiplied by the number of shares issued upon exercise.

(4)  Mr. Brierley resigned his position on October 31, 2002.

Compensation of Directors

     Directors who are not officers receive $500 for each Board of Directors meeting and $500 for each Committee meeting that they attend in person or by telephone conference call. For the fiscal year ended August 31, 2002, directors' fees were paid in the amounts of $5,000 to Ms. Balcom, $5,500 to Mr. Moyes, $4,500 to Mr. Paley and $2,500 to Mr. Tannenbaum.

Other Matters

     Section 16(a) of the Securities Exchange Act of 1934 requires IEI's executive officers, directors, and persons who own more than ten percent of a registered class of IEI's equity securities to file reports of ownership with the Securities and Exchange Commission ("SEC") and NASD. Executive officers, directors, and greater than ten-percent stockholders are required by SEC regulation to furnish IEI with copies of all Section 16(a) forms they file.

     IEI believes that all filing requirements applicable under Section 16(a) to its executive officers, directors and 10% stockholders were complied with for fiscal 2002 except Ms. Balcom inadvertently filed one Form 4 late in conjunction with one transaction, Messrs. Heath Paley, Waldstein and Hentschel each inadvertently filed one Form 4 late in conjunction with two transactions and Mr. Moyes, while a director, inadvertently filed two Form 4's late in conjunction with eight transactions.

                              INDEPENDENT AUDITORS

General

     Deloitte & Touche LLP has served as IEI's independent auditors since 1982. IEI's management anticipates that Deloitte & Touche LLP will also serve as IEI's auditors in connection with the financial statements to be prepared for the fiscal year ending August 31, 2003. No representative of Deloitte & Touche LLP is expected to attend the meeting of Shareholders.

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for services completed during the year ended August 31, 2002 were $80,000 for its audit and quarterly reviews.

Financial Information Systems Design and Implementation Fees

     During the year ended August 31, 2002, Deloitte & Touche LLP did not provide any services to IEI relating to financial information systems design and implementation.

All Other Fees

     Deloitte & Touche LLP billed $30,712 during the year ended August 31, 2002 for all other non-audit services, which included services rendered in connection with tax planning and compliance services and participation in a filing with the Securities and Exchange Commission.

Report of the Audit Committee

     The Audit Committee's purpose is to assist the Board of Directors in its oversight of IEI's financial accounting, reporting and internal controls. The Audit Committee operates pursuant to the Audit Committee Charter approved by the Board of Directors, which is attached as Appendix A.

     Management is responsible for the preparation, presentation and integrity of IEI's consolidated financial statements, the selection of appropriate accounting and financial reporting principles, and for the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee periodically meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of IEI's internal controls and the overall quality of IEI's financial reporting.

     In performing its oversight role, the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees including the quality and acceptability of IEI's accounting principles as applied in its financial reporting. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

     Based upon the Audit Committee's review and discussions as described above with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in IEI's Annual Report on Form 10-KSB for the year ended August 31, 2002, as filed with the Securities and Exchange Commission on November 25, 2002.

Respectively submitted by the Audit Committee

Diane Balcom, Heath Paley, and Steven Tannenbaum

                            PROPOSALS BY SHAREHOLDERS

     Any Shareholder who wishes to include a proposal for presentation at the next annual meeting of IEI must send such proposal to IEI and such proposal must be received by IEI no later than October 20, 2003. Any proposal submitted by a Shareholder must comply with the provision of Rule 14A-8 of the Exchange Act of 1934 as amended.

                                  OTHER MATTERS

     As of the date hereof, IEI has not been informed of any matters to be presented for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons named therein.

                              FINANCIAL STATEMENTS

     A copy of IEI's Annual Report for the fiscal year ending August 31, 2002 and IEI's Form 10-QSB for the quarter ending November 30, 2002 is being mailed to all shareholders herewith. The Annual Report and IEI's Form 10-QSB are not to be regarded as proxy solicitation material.

     Shareholders are urged to sign the enclosed form of proxy and return it at once in the envelope enclosed for that purpose.

                                           By Order of the Board of Directors,


                                           Peter Myerson, Clerk

Canton, Massachusetts
February 21, 2003

Appendix A

                         International Electronics, Inc.

                             Audit Committee Charter

Purpose

         The primary purpose of the International Electronics, Inc.'s (the "Corporation") Audit Committee (the "Committee") is to assist the Board of Directors of the Corporation (the "Board") in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing:

         . the financial reports and other financial information provided by the Corporation to its stockholders, to any governmental body or to the public;
         . the Corporation's systems of internal accounting and financial controls and disclosure controls and procedures;
         . the Corporation's auditing, accounting and financial reporting processes generally;
         . the independence, qualifications and performance of the Corporation's independent auditor; and
         . any legal compliance and ethics programs established by management and/or the Board.

         The Committee will maintain free and open communication among the Committee, the independent auditor and management of the Corporation.

         An additional purpose of the Committee is to establish procedures for:
(i) the receipt, retention and treatment of certain complaints; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Composition

         The Committee shall be appointed by the Board and may be removed or replaced, from time to time, by the Board. Except as provided in the following sentence, the Committee shall be comprised of three or more directors, at least a majority of whom shall be "independent" as defined by the applicable rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the "Commission"). At such date as the Exchange Act, the Commission or Nasdaq require that all of the members of the Committee be independent, as defined, then by such date each member of the Committee shall be independent. Each Committee member also shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Chairman of the Committee shall be appointed by the Board. All members of the Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement. When required by applicable Nasdaq and Commission rules, at least one member of the Committee shall be an "Audit Committee Financial Expert" as defined by applicable Nasdaq and Commission rules or the Corporation shall disclose in its filings that it does not have an "Audit Committee Financial Expert" on its Committee. All members of the Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council. The Board shall determine the compensation of Committee members. No member of the Committee may receive any compensation from the Corporation other than director's fees.

Procedures and Administration

         Meetings

         The Committee shall meet at least quarterly. The Committee shall meet whenever it deems a meeting necessary with management and/or the independent auditor, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members. The Committee shall keep such records of its meetings as it shall deem appropriate.

Page A-1

         Investigations

         In discharging its oversight role, the Committee is empowered: (i) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation; and (ii) to retain outside counsel or other experts for this purpose. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee. The Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Corporation. The Committee is empowered, without further action by the Board, to cause the Corporation to pay the compensation of such advisors as established by the Committee.

Responsibilities and Duties

         To fulfill its purpose, the Committee shall:

         Review Charter and Financial Statements

         1. At least annually, review and reassess this Charter, and recommend changes to the Board as conditions dictate.

         2. Review the Corporation's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the independent auditor. The Committee is not responsible for preparing the Corporation's financial statements or auditing those financial statements.

         Independent Auditor

         3. Appoint the Independent Auditor. The Committee shall have the sole authority to appoint, determine funding for and oversee the independent auditor or nominate the independent auditor for shareholder approval. The Committee shall have the sole authority to approve all audit engagement fees and terms. On an annual basis, the Committee should review and discuss with the independent auditor its written statement concerning all relationships the auditor has with the Corporation to determine whether such relationships might impact the objectivity and independence of the auditor. The Committee should report to the Board whether the provision of permitted non-audit services by the auditor is compatible with maintaining the independent auditor's independence from management.

         4. Set the compensation of the independent auditor and cause the Corporation to pay the compensation of the independent auditor established by the Committee.

         5. Pre-approve all audit services and permitted non-audit services to be provided by the independent auditor. The Committee shall cause the Corporation to disclose in its SEC periodic reports the approval by the Committee of any permitted non-audit services to be performed by the independent auditor.

         6. Confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

         7. Recommend to the Board policies of the Corporation, if applicable, for hiring employees or former employees of the independent auditor.

         8. Review the performance of the independent auditor and either retain or terminate the independent auditor when circumstances warrant.

         9. Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

                                                                        Page A-2

         10. Review periodically as appropriate the reports required to be made by the independent auditor pursuant to paragraph (k) of section 10A of the Securities Exchange Act of 1934 regarding:

              (a)   Critical accounting policies and practices.

              (b) Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

              (c) Other material written communications between the independent auditor and management.

         11. Meet with the independent auditor prior to the audit to discuss the planning and scope of the audit for each fiscal year.

         Controls and Procedures

         12. Oversee the Corporation's internal accounting controls, disclosure controls and procedures and code of conduct. The Committee shall review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

         13.  Consider and review with the independent auditor and management:

              (a) The adequacy of the Corporation's internal controls including computerized information system controls and security.

              (b) Any related significant findings and recommendations of the independent auditor together with management's responses thereto.

              (c) The reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

         14. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         15. Review all related party transactions on an ongoing basis and approve all such transactions as appropriate.

         Financial Reporting Process

         16. In consultation with the independent auditor, review the adequacy of the Corporation's financial disclosure and reporting processes, including any significant risks and uncertainties with respect to the quality, accuracy and completeness of the Corporation's financial disclosure and reporting processes.

         17. Consider the independent auditor's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         18. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor or management.

         19. Prepare a Committee report to be included in the Corporation's annual proxy statement to the stockholders of the Corporation as required by the rules of the Commission.

         Systems and Conflicts

Page A-3

         20. Establish systems for management and the independent auditor to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

         21. Following the completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         22. Review and discuss with the independent auditor any significant disagreement between management and the independent auditor with regard to the preparation of the financial statements.

         23. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         Review of Financial Statements and Information

         24. Review and discuss with the Corporation's management and independent auditor the Corporation's audited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-KSB.

         25. Prepare for inclusion where necessary in a proxy or information statement of the Corporation relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

         26. Review and discuss with the Corporation's management and independent auditor interim financial information prior to disclosure.

         27. Review and discuss with the Corporation's management and independent auditor interim financial information to be included in the Corporation's Quarterly Reports on Form 10-QSB and the matters required to be discussed by Statement on Auditing Standards No. 61.

         Miscellaneous

         28. Review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by Nasdaq or the Commission.

* * *

This charter has been adopted by resolution of the Board of Directors on February 4, 2003.

                                                                        Page A-4

                       SPECIAL MEETING OF SHAREHOLDERS OF
                        INTERNATIONAL ELECTRONICS, INC.

                                 April 2, 2003

                                                  ------------------------------
                                                  COMPANY NUMBER
Please date, sign and mail your proxy card        ------------------------------
in the envelope provided as soon as possible.     ACCOUNT NUMBER
                                                  ------------------------------

             |                                                    |
            \|/ Please detach and mail in the envelope provided. \|/

--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect Class lll Directors to serve for 3 years and until their successors are chosen and qualified.

                                 NOMINEES: Class lll Directors to serve 3 years:

[_] FOR ALL NOMINEES             o  John Waldstein
                                 o  Steven Tannenbaum
[_] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[_] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
------------

             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
To change the address on your account, please check the box at
right and indicate your new address in the address space above.      [_]
Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                                                             FOR AGAINST ABSTAIN
2. To consider and act upon such other business or           [_]   [_]     [_]
   further business as may properly come before the meeting.

Management recommends a vote FOR this action.

Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the person named in this Proxy or his substitute will vote in accordance with his best judgment.

Signature of Shareholder                                 Date:
                        --------------------------------      -----------------

Signature of Shareholder                                 Date:
                        --------------------------------      ------------------

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY

                        INTERNATIONAL ELECTRONICS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Waldstein with full power of substitution, as the true and lawful attorney in fact and proxy for the undersigned to vote all shares of common stock of International Electronics, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at the offices of Cohan Rasnick Myerson LLP, One State Street, Boston, Massachusetts 02109, at 2:00 p.m. on April 2, 2003 or any adjournment thereof, such proxy being directed to vote as specified on the reverse on the election of directors and being authorized to vote in his own discretion for each proposal as to which a specified vote is not directed. The above named proxy is directed to vote all of the undersigned's shares as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE PROPOSAL.

                (Continued and to be signed on the reverse side)